UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2007

MACQUARIE INFRASTRUCTURE COMPANY TRUST
------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 30, 2007, Macquarie Infrastructure Company (“MIC”), through its airport services business, completed the acquisitions of 100% of the interests in entities that own and operate two fixed base operations (“FBOs”). The FBOs are located at Santa Monica Municipal Airport in California and Stewart International Airport in New York. MIC acquired the FBOs pursuant to two agreements entered into as of December 21, 2006, a Business Purchase Agreement (Santa Monica) entered into with David G. Price, David G. Price 2006 Family Trust, Dallas P. Price-Van Breda, Dallas Price-Van Breda 2006 Family Trust and Supermarine Aviation, Limited and a Membership Interest Purchase Agreement (Stewart) entered into with David G. Price.

The purchase price paid to the Sellers at closing was approximately $87.2 million in the aggregate (subject to final working capital adjustments) with no assumed debt. The total funding requirement for the transactions was approximately $90.2 million, including transactions costs, funding of integration costs and a payment of approximately $1.5 million to Macquarie Securities (USA) Inc. (“MSUSA”) in its capacity as financial advisor to MIC. MIC funded the acquisitions with $32.5 million drawn against an existing credit facility at its airport services business and $57.7 million of cash. Macquarie Securities is a subsidiary of Macquarie Bank Limited, the parent company of MIC’s Manager.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 4, 2007, we issued a press release related to the closing of the acquisition of two FBOs. A copy of the press release is attached as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, is being furnished under this Current Report on Form 8-K. It is not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: June 4, 2007	By:	/s/ Peter Stokes
	Name: Title:	Peter Stokes Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: June 4, 2007	By:	/s/ Peter Stokes
	Name: Title:	Peter Stokes Chief Executive Officer